UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 23, 2009

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On January 23, 2009, the New York Stock Exchange (the “NYSE”) advised Dollar Thrifty Automotive Group, Inc. (the “Company”) that it has determined not to commence delisting proceedings with respect to the Company’s common stock. As reported in the Company’s Form 8-K filed with the Securities and Exchange Commission on December 30, 2008, the Company had previously notified the NYSE that it had failed to meet the $25 million minimum market capitalization continued listing requirement for the 30-day period ended on December 22, 2008.

The Company’s related news release is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	News release of Dollar Thrifty Automotive Group, Inc. dated January 26, 2009: Dollar Thrifty Reports Continued NYSE Listing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

January 27, 2009	By:	/s/ H. CLIFFORD BUSTER, III
H. Clifford Buster, III
Executive Vice President, Chief Financial Officer

and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News release of Dollar Thrifty Automotive Group, Inc. dated January 26, 2009: Dollar Thrifty Reports Continued NYSE Listing.

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